                                                                    Exhibit 10.6

                                   KYPHON INC.

                       AMENDED AND RESTATED LOAN AGREEMENT

         This Amended and Restated Loan Agreement (this "Loan Agreement") is entered into as of November 20, 2001 between Kyphon Inc., a Delaware corporation ("Kyphon"), and the entities whose names appear on the last page of this Loan Agreement (each a "Lender" and, collectively, the "Lenders"). The Loan Agreement amends, restates and supersedes the Loan Agreement between Kyphon and certain Lenders dated June 5, 2001.

     1.  Definitions.
         -----------

         1.1.     "Act" shall mean the Securities Act of 1933, as amended.
                   ---

         1.2.     "Advance" or "Advances" shall mean the advance or advances
                   -------      --------
described in Section 2.1 of this Loan Agreement.

         1.3.     "Borrowing Base" shall mean $16,000,000.
                   --------------

         1.4.     "Business Day" shall mean a day upon which banks in San
                   ------------
Francisco, California and the Lender's principal executive offices are open to conduct their regular business.

         1.5.     "Common Stock" shall mean common stock, par value $0.001 per
                   ------------
share, of Kyphon.

         1.6.     "Event of Default" shall mean any event set forth in Section 6
                   ----------------
of this Loan Agreement.

         1.7.     "Loans" shall mean the total aggregate amount of all Advances
                   -----
plus all accrued but unpaid interest thereon.

         1.8.     "Note" or "Notes" shall mean any and all convertible
                   ---------------
promissory notes of Kyphon in the form of Exhibits B and C, attached hereto and by this reference incorporated herein.

         1.9.     "Obligations" shall mean and include the Loans and all
                   -----------
 Advances, debts, liabilities, obligations, or any other financial accommodations, owing by Kyphon to the Lenders of every kind and description (whether or not evidenced by any Note or other instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or arising hereafter, including, without limitation, all interest, fees, charges, expenses, and attorneys' fees chargeable to Kyphon or incurred by the Lenders in connection with their dealings with Kyphon.

         1.10.    "Preferred Stock" shall mean the most recently issued series
                   ---------------
of preferred stock of Kyphon, provided such series is pari passu with or senior to the Series E Preferred Stock.

         1.11.    "Securities" shall mean the shares of Common Stock or
                   ----------
Preferred Stock issued, as the case may be, upon conversion of any principal or accrued interest evidenced by any Note or upon exercise of any Warrant (as defined below).

     2.  The Loans.
         ---------

         2.1.     Advances. From time to time and upon the request of Kyphon,
                  --------
the Lenders will lend to Kyphon, in the proportions set forth in Section 2.2 below, on the terms and conditions hereinafter set forth, the sums requested by Kyphon pursuant to Section 2.4 below, provided that the total amount of all Advances shall not exceed in the aggregate the Borrowing Base. The first Advance shall be in the amount of $4,000,000 and any subsequent Advance shall be in the amount of $2,000,000.

         2.2.     Allocation of Advances.  The Lenders shall lend to Kyphon the
                  ----------------------
aggregate amount of each Advance according to the following proportions:


         Lender                   Percentage of Each Advance    Percentage of
                                   Other Than Third Advance     Third Advance
 -------------------------------------------------------------------------------

Warburg, Pincus Ventures, L.P.              64.5%                       29.5%

Investor Growth Capital Limited             23.1%                       23.1%

Investor Group L.P.                          9.9%                        9.9%

Vertical Life Sciences, L.P.                 2.5%                        2.5%

J & A Group, LLC                               0%                       35.0%

         TOTAL                             100.0%                      100.0%

         2.3.     Promissory Note. The obligation of Kyphon to repay the amount
                  ---------------
of each Advance and the interest thereon shall be evidenced by a separate Note, each dated the date of the Advance, in the form attached hereto as Exhibit B, provided, however, that the obligation of Kyphon to repay the amount of the third Advance from J & A Group, LLC shall be evidenced by a Note in the form attached hereto as Exhibit C (the "J & A Note").

         2.4.     Request for Advance. Kyphon shall make a request for each
                  -------------------
Advance by giving the Lenders written notice substantially in the form and substance of Exhibit A hereto (each a "Request for Advance"), specifying the proposed date (each an "Advance Date") and the principal amount of each proposed Advance to be made on such date. Each such request for an Advance shall be delivered to the Lenders at least five full Business Days prior to the Advance Date. The Lenders shall promptly give Kyphon written confirmation of receipt of such Request for Advance.

         2.5.     Funds. Unless Kyphon and the Lenders shall agree otherwise,
                  -----
each Advance shall be made by check or wire transfer to Silicon Valley Bank, account number 3300031631 in the name of Kyphon, until Kyphon notifies the Lenders in writing of a change of such account, and shall be received by Kyphon within five Business Days of the date the Request for Advance is received by the Lenders (but not earlier than the Advance Date specified in each Request for Advance).

         2.6.     Term of Commitment.  The Lenders' commitment to lend under
                  ------------------
this Loan Agreement shall terminate on March 31, 2002.

     3.  Conditions Precedent.
         --------------------

         3.1.     First Advance. As a condition precedent to the Lenders'
                  -------------
obligation to make the first Advance under this Loan Agreement, Kyphon shall deliver, or cause to be delivered, to the Lenders a duly executed copy of this Loan Agreement and Notes corresponding to the first Advance.

         3.2.     All Advances.  As conditions precedent to the Lenders'
                  ------------
obligation to make any Advance, including the first Advance, on and as of the date of such Advance:

         (a) The Lenders shall have received and be in possession of a Request for Advance;

         (b) The total amount of all Advances, after giving effect to such Advance, shall not exceed the Borrowing Base;

         (c) There shall not exist an Event of Default or an event which, with the giving of notice or passage of time, or both, would be an Event of Default; and

         (d) There shall not have been in the reasonable judgment of the Lenders any material adverse change in the assets, properties, business, operations, net income or financial condition of Kyphon.

     4.  Repayment and Conversion.
         ------------------------

         4.1.     Repayment or Conversion upon IPO. Upon the closing of an
                  --------------------------------
initial public offering of Common Stock registered under the Securities Act of 1933, as amended ("IPO"), Kyphon, at its discretion, shall repay the Loans in full or convert the Loans into Common Stock at the price per share offered to the public in the IPO (the "IPO Price").

         4.2.     Conversion of J & A Note. Notwithstanding Section 4.1, upon
                  ------------------------
the closing of an IPO, the principal amount of the J & A Note, and all accrued but unpaid interest thereon, shall automatically convert into Common Stock at the IPO price.

         4.3.     Conversion upon Next Financing. In the event that, prior to an
                  ------------------------------
IPO, Kyphon completes an equity financing involving receipt of at least $10,000,000 (excluding the Loans) (the "Next Financing"), the Loans shall automatically convert into the securities issued in the Next Financing upon the closing at the price paid by the investors in the Next Financing and otherwise on the terms of the Next Financing.

         4.4.    Alternative Conversion. In the event that Kyphon has not
                 ----------------------
completed an IPO or the Next Financing by March 31, 2002, the Loans shall automatically convert thereafter into Preferred Stock at a price of $3.50 per share.

     5.  Issuance of Warrants. Subject to the terms and conditions of this
         --------------------
Agreement, Kyphon hereby agrees to issue and sell to each Lender, as part of its inducement to make the Loans, a warrant entitling such Lender to purchase Securities containing the same terms and conditions, and with the same exercise features, as set forth in the form of warrant attached hereto as Exhibit D
                                                                 ---------
(individually, a "Warrant," and, collectively, the "Warrants") as follows:

         5.1.    If Kyphon elects to repay the Loans upon an IPO pursuant to
Section 4.1 hereof, Kyphon shall issue to each Lender (excluding J & A Group,
LLC) on the date of the closing of the IPO a Warrant to purchase up to the number of shares of Common Stock equal to 10% of the total principal amount of and accrued interest on all Notes issued to such Lender at any time divided by the IPO Price less $0.01 per share;

         5.2. If Kyphon elects to convert the Loans into Common Stock upon an IPO pursuant to Section 4.1 hereof, Kyphon shall issue to each Lender (excluding J & A Group, LLC) on the date of the closing of the IPO a Warrant to purchase up to the number of shares of Common Stock equal to 40% of the total principal amount of and accrued interest on all Notes issued to such Lender at any time divided by the IPO Price per share less $0.01;

         5.3. Notwithstanding Sections 5.1 and 5.2, upon an IPO Kyphon shall issue to J & A Group, LLC a Warrant to purchase up to the number of shares of Common Stock equal to 10% of the total principal amount of and accrued interest on the J & A Note divided by the IPO Price less $0.01 per share, and J & A Group, LLC shall not have the right to any additional Warrants upon an IPO;

         5.4. If the Loans are converted into the securities issued in the Next Financing pursuant to Section 4.3 hereof, Kyphon shall issue to each Lender on the date of the closing of such transaction a Warrant to purchase up to the number of shares of the securities issued in the Next Financing equal to 20% of the total principal amount of and accrued interest on all Notes issued to such Lender at any time divided by the price per share paid by the investors in the Next Financing less $0.01; and

         5.5.    If the Loans are converted into Preferred Stock pursuant to
Section 4.4 hereof, Kyphon shall issue to each Lender on April 1, 2002 a Warrant to purchase up to the number of shares of Preferred Stock equal to 20% of the total principal amount of and accrued interest on all Notes issued to such Lender divided by $3.49.

     6.  Events of Default and Remedies.
         ------------------------------

         6.1. Events of Default. The occurrence of any of the following shall
              -----------------
constitute an Event of Default:

         (a) Kyphon shall default in the due and punctual payment of principal and/or accrued interest on any Note, when the same becomes due and payable, whether at maturity, upon acceleration, or otherwise;

         (b) An order for relief shall be entered against Kyphon by any United States Bankruptcy Court; or Kyphon shall generally not pay its debts as they become due (within the meaning of 11 U.S.C. 303(h) as at any time amended or any successor statute thereto) or make an assignment for the benefit of creditors; or Kyphon shall apply for or consent to the appointment of a custodian, receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such custodian, receiver, trustee, or similar officer shall be appointed without the application or consent of Kyphon, and such appointment shall continue undischarged for a period of sixty (60) days; or Kyphon shall institute (by petition, application, answer, consent, or otherwise) any bankruptcy, insolvency, reorganization, moratorium, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application, or otherwise) against Kyphon and shall remain undismissed for a period of sixty (60) days; or any judgment, writ, warrant of attachment, execution, or similar process shall be issued or levied against a substantial part of the property of Kyphon and such judgment, writ, or similar process shall not be released, vacated, or fully bonded within sixty (60) days after its issue or levy; or

         (c) An acceleration by any lender to Kyphon of indebtedness for borrowed money.

         6.2.  Remedies. Upon the occurrence of an Event of Default under
               --------
Section 6.1(b), the Lenders' obligation to make any Advance under this Loan Agreement shall terminate and all Obligations shall automatically, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable and upon the occurrence of any other Event of Default, at the option and upon the declaration of the Lenders, the Lenders' obligation to make any Advance under this Loan Agreement shall terminate and all Obligations shall, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and in each case, the Lenders may, immediately and without expiration of any period of grace, enforce payment of all Obligations and exercise any and all other remedies granted to them at law, in equity, or otherwise.

     7.  Representations and Warranties of the Company. Kyphon hereby represents
         ---------------------------------------------
and warrants to the Lenders as follows:


         7.1.  Organization and Standing. Kyphon is a corporation duly organized
               -------------------------
and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. Kyphon has the requisite corporate power to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. Kyphon is duly qualified to transact business and is in good standing in each jurisdiction where failure to so qualify would have a material adverse effect on its business or properties.

         7.2.  Corporate Power/Authorization. Kyphon has all requisite legal and
               -----------------------------
corporate power to perform its obligations under this Loan Agreement, the Notes and the Warrants (collectively, the "Loan Documents"). All corporate actions on the part of Kyphon and its stockholders necessary for the authorization, execution, delivery and performance of all obligations of Kyphon under the Loan Documents has been taken on or prior to the date of this Loan Agreement. The Loan Documents constitute the valid and binding obligation of Kyphon and are enforceable against Kyphon in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         7.3.  Valid Issuance of Equity Securities. The Securities issuable upon
               -----------------------------------
exercise of the Warrants (the "Warrant Shares") and the Common Stock issuable upon conversion of any Warrant Shares that are Preferred Stock, when authorized, issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein or in the Warrants, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of the Lenders in this Loan Agreement, will be issued in compliance with all applicable federal and state securities laws.

         7.4.  Compliance with Other Instruments. The execution and delivery of
               ---------------------------------
this Loan Agreement by Kyphon and the performance of its obligations hereunder (including the issuance of and the sale of the Warrants and the Warrant Shares) does not and will not violate (i) any term of its Certificate of Incorporation or Bylaws, (ii) any provision of any mortgage, indenture, or material contract, agreement or instrument to which Kyphon is a party or by which it is bound,
(iii) any judgment, decree or order binding upon Kyphon or (iv) any statute, rule or regulation applicable to Kyphon.

         7.5.  No Conflict. The execution and delivery by Kyphon of this Loan
               -----------
Agreement and the performance by Kyphon of its obligations hereunder (including the issuance and sale of securities) do not require Kyphon to obtain any consent, approval or action of, or make any filing with or give any notice to, any corporation, person or firm or any public, governmental or judicial authority that has not already been obtained prior to the date hereof, except with respect to a right of first refusal held by certain Kyphon stockholders, which right is being waived in conjunction herewith pursuant to Section 9.1 below.

         7.6.  Litigation, etc. There are no actions, proceedings or
               ---------------
investigations pending against Kyphon or its properties, or to Kyphon's knowledge any threat thereof, which, either in any case or in the aggregate, might result in any material adverse change in the business or financial condition of Kyphon or any of its properties or assets or in any material impairment of the right or ability of Kyphon to carry on its business as now conducted, and none of which challenges the validity of the Loan Documents or any action taken or to be taken in connection herewith.

     8.       Restrictions on Transfer of Securities and Representations of the
              -----------------------------------------------------------------
              Lenders.
              -------

              8.1. Restrictions. The Securities acquired by the Lenders shall
                   ------------
not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 8, which conditions are intended to ensure compliance with the provisions of the Act. The Lenders will cause any proposed purchaser, assignee, transferee, or pledgee of the Securities to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this Section 8.

              8.2. Legend. Each certificate representing the Securities, and any
                   ------
other securities issued in respect thereof upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 8.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENT OF SAID ACT AND APPLICABLE STATE SECURITIES LAWS.

     The Lenders consent to Kyphon making a notation on its records and giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer established in this Section 8.

              8.3. Transfer of Securities. The holder of each certificate
                   ----------------------
representing the Securities and any other securities issued in respect thereof by acceptance thereof agrees to comply in all respects with the provisions of this Section 8. Prior to any proposed sale, assignment, transfer or pledge of any Securities and any other securities issued in respect thereof (unless there is in effect a registration statement under the Act covering the proposed transfer) the holder thereof shall give written notice to Kyphon of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall, if such transfer, assignment or pledge does not satisfy the requirements of Rule 144, be accompanied, if requested by Kyphon, at such holder's expense by either (i) an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to Kyphon addressed to Kyphon, to the effect that the proposed transfer may be effected without registration under the Act, or (ii) a "no action" letter from the Securities and Exchange Commission to the effect that the transfer of such Securities without registration will not result in a recommendation by the staff of such commission that action be taken with respect thereto, whereupon the holder shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by the holder to Kyphon. Each certificate evidencing the

Securities and any other securities issued in respect thereof transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the restrictive legend set forth in Section 8.2 above, except that such certificate shall not bear such restrictive legend if such legend is not required in order to establish compliance with any provision of the Act.

          8.4. Investment Intent. Each Lender severally represents as of the
               -----------------
date of any conversion of the principal or interest evidenced by the Note into Common Stock or Preferred Stock that the Securities will be acquired by such Lender for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof. Each Lender has such knowledge and experience in business matters that it is capable of evaluating the merits and risks of the acquisition of the Securities pursuant to the terms of this Loan Agreement and of protecting its interests in connection therewith.

          8.5. Access to Information. Each Lender has had an opportunity to
               ---------------------
discuss Kyphon's business, management and financial affairs with its management. Each Lender has also had an opportunity to ask questions of officers of Kyphon, which questions were answered to their satisfaction.

9.   Miscellaneous.
     -------------

          9.1. Waiver of Right of First Refusal. Each Lender hereby waives,
               --------------------------------
solely with respect to the issuance of the Notes and Warrants pursuant to this Loan Agreement, any and all rights of first refusal and associated rights of notice accruing to such Lender pursuant to Section 1 of Kyphon's Amended and Restated Stockholder Rights Agreement dated December 14, 1999 (the "Rights Agreement") and further acknowledges that the execution of this Loan Agreement by the Lenders, who in aggregate hold more than 50% of Kyphon's Registrable Securities (as defined in the Rights Agreement) and more than two-thirds of the outstanding shares of Kyphon's Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, shall act as a valid waiver of such rights on behalf of each Major Holder (as defined in the Rights Agreement) pursuant to Section 6.7 of the Rights Agreement.

          9.2. Governing Laws. It is the intention of the parties hereto that
               --------------
the internal laws of the State of Delaware (irrespective of its choice of law principles) shall govern the validity of this Loan Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

          9.3. Successors and Assigns. Subject to, and unless otherwise provided
               ----------------------
in, this Loan Agreement, each and all of the covenants, terms, provisions, and agreements contained herein shall be binding upon, and inure to the benefit of, the successors, executors, heirs, representatives, administrators and assigns of the parties hereto (including transferees of any securities).

          9.4. Severability. If any provision of this Loan Agreement, or the
               ------------
application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Loan Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to use their best efforts to replace such invalid or unenforceable provision of this Loan Agreement with a valid or enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the invalid or unenforceable provision.

          9.5.  Entire Agreement. This Loan Agreement and the exhibits hereto
                ----------------
constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

          9.6.  Counterparts. This Loan Agreement may be executed in any number
                ------------
of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Loan Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories.

          9.7.  No Waiver. The failure of any party to enforce any of the
                ---------
provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

          9.8.  Expenses. The reasonable expenses and legal fees incurred by the
                --------
Lenders of up to $10,000 with respect to this Loan Agreement, and the transactions contemplated hereby, shall be paid by Kyphon.

          9.9.  Attorneys' Fees. Should suit be brought to enforce or interpret
                ---------------
any part of this Loan Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation costs, expenses and fees on any appeal). The prevailing party shall be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment. If any amount is not paid as and when due under the Notes, Kyphon shall pay all costs of collection and reasonable attorneys' fees which the Lenders may incur.

          9.10. Finder's Fee. Kyphon agrees to indemnify and hold harmless each
                ------------
Lender from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which Kyphon or any of its officers, employees or representatives is responsible. Each Lender severally agrees to indemnify and to hold harmless Kyphon from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which each Lender or any of its officers, partners, employees, or representatives is responsible.

          9.11. Notices. Whenever any party hereto desires or is required to
                -------
give notice, demand, or request with respect to this Loan Agreement, each such communication shall be in writing and shall be effective only if it is delivered by facsimile, personal service, delivered via overnight courier or mailed, United States registered or certified mail, postage prepaid, addressed as follows:

The Lenders:                                     Warburg, Pincus Ventures, L.P.
                                                 466 Lexington Avenue
                                                 New York, NY 10017
                                                 Attn:  Jonathan Leff
                                                 Fax:  (212) 878-9351

                                                 Investor Growth Capital Limited
                                                 National Westminster House
                                                 Le Truchot St. Peter Port
                                                 Guernsey Channel Islands
                                                 GY1 4PW U.K.
                                                 Attn:  David Jeffreys

                                                 Investor Group L.P.
                                                 National Westminster House
                                                 Le Truchot St. Peter Port
                                                 Guernsey Channel Islands
                                                 GY1 4PW U.K.
                                                 Attn:  David Jeffreys

                                                 Vertical Life Sciences, L.P.
                                                 25 Deforest Avenue
                                                 Summit, NJ 07901
                                                 Attn:  Jack W. Lasersohn
                                                 Fax: (908) 273 9434

                                                 J & A Group, LLC
                                                 10151 Deerwood Park Blvd.
                                                 Building 200, Suite 250
                                                 Jacksonville, FL 32256
                                                 Fax: (904) 371-3010

With copy to:                                    Willkie Farr & Gallagher
                                                 787 Seventh Avenue
                                                 New York, New York 10019
                                                 Attn:  Steven J. Gartner, Esq.
                                                 Fax: (212) 728-8111

Kyphon:                                          Kyphon Inc.
                                                 1350 Bordeaux Drive.
                                                 Sunnyvale, California 94089
                                                 Attn: Chief Financial Officer
                                                 Fax: (408) 548-6501

With copy to:                                   Wilson Sonsini Goodrich & Rosati
                                                650 Page Mill Road
                                                Palo Alto, California 94304
                                                Attn:  David J. Saul, Esq.
                                                Fax: (650) 493-6811

     Such communications shall be effective and deemed given upon (a) confirmation of receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand or (c) upon the expiration of (3) days if sent by registered or certified mail in the manner set forth above, after being deposited in the United States mail. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this section.

          9.12.     Amendment. Any amendment hereto or waiver of any provision
                    ---------
hereof may be made only with the written consent of Kyphon and the holders of at least two-thirds (66 2/3%) in aggregate principal amount of the Notes issued by the Company pursuant to this Loan Agreement then outstanding.

          9.13.     Absence of Third Party Beneficiary Rights. No provisions of
                    -----------------------------------------
this Loan Agreement are intended, nor shall be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, partner of any party hereto or any person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof shall be personal solely between the parties to this Loan Agreement.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement as of the day and year first above written.

                                                 KYPHON INC.


                                                 By: /s/ Jeffrey L. Kaiser
                                                    ----------------------------
                                                 Title: Vice President, Finance
                                                        and Administration and
                                                        Chief Financial Officer
                                                       -------------------------


           KYPHON AMENDED AND RESTATED LOAN AGREEMENT SIGNATURE PAGE

                                           Warburg, Pincus Ventures, L.P.

                                           By:  Warburg, Pincus & Co.
                                                General Partner

                                           By: /s/ Elizabeth H. Weatherman
                                               ---------------------------------
                                               Name: Elizabeth H. Weatherman
                                                     ---------------------------
                                               Title: Partner
                                                      --------------------------


                                           Investor Growth Capital Limited

                                           By: /s/ Wayne Tallowin
                                               ---------------------------------

                                           Title: A-director
                                                  ------------------------------


                                           By: /s/ Marc Hollander
                                               ---------------------------------

                                           Title: B-director
                                                  ------------------------------


                                           Investor Group, L.P.

                                           By: Investor Group G.P. Limited
                                               ---------------------------------

                                           By: /s/ Wayne Tallowin
                                               ---------------------------------

                                           Title: A-director
                                                  ------------------------------

                                           By: /s/ Marc Hollander
                                               ---------------------------------

                                           Title: B-director
                                                  ------------------------------


                                           Vertical Life Sciences, L.P.

                                           By: Vertical Group, L.P.


                                           By: /s/ John E. Runnells
                                               ---------------------------------
                                                John E. Runnells
                                                General Partner



           KYPHON AMENDED AND RESTATED LOAN AGREEMENT SIGNATURE PAGE

                                           J & A Group, LLC


                                           By: /s/ James T. Treace
                                              ----------------------------------
                                              James T. Treace
                                              Managing Director and President


            KYPHON AMENDED AND RESTATED LOAN AGREEMENT SIGNATURE PAGE

                                    EXHIBIT A

                               REQUEST FOR ADVANCE

         Pursuant to Section 2.4 of the Loan Agreement, notice is hereby given that on ____________, 200_, Kyphon shall borrow a total of $__________ (the "Advance") from the Lenders. Pursuant to Section 2.2 of the Loan Agreement, the amount to be borrowed from each Lender is:

              Lender                                        Amount
--------------------------------------        ---------------------------------

Warburg, Pincus Ventures, L.P.

Investor Growth Capital Limited

Investor Group L.P.

Vertical Life Sciences, L.P.

J & A Group, LLC

         The funds shall be in the form of a check payable to Kyphon Inc. sent to the address below or wire transfer pursuant to the following instructions:

                  Account Name:             Kyphon Inc.

                  Bank:                     Silicon Valley Bank

                  Account Number:           3300031631

                  ABA/Transfer Number:      121140399

                  Reference:

         The Company affirms and warrants that:

         (a) All proceeds of the Advance shall be used by Kyphon in its normal day-to-day operations;

         (b) After giving effect to the Advance to be made on the date specified above, no Event of Default and no condition or event which, with notice or lapse of time or both, would constitute an Event of Default shall have occurred and be continuing; and

         (c) As of the date of the Advance, there shall not have been in the reasonable judgment of the Lenders any material adverse change in the assets, properties, business, operations, net income or financial condition of Kyphon.



                                   KYPHON INC.


                                   By:_________________________________

                                   Title:______________________________

                                   Address: 1350 Bordeaux Drive
                                            Sunnyvale, CA 94089

                                    EXHIBIT B

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                                   KYPHON INC.

                           CONVERTIBLE PROMISSORY NOTE

                                                         Sunnyvale, California
$____________                                                 __________, 200_


         1.   Principal and Interest.


         This Note is issued pursuant to the Amended and Restated Loan Agreement dated November 20, 2001 (the "Loan Agreement").

         Kyphon Inc., a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of ____________________ (the "Holder") in lawful money of the United States at the address of the Holder set forth below the principal amount of __________, together with interest compounded monthly on the last day of each calendar month at a rate equal to ten percent (10%) per annum (computed on the basis of a 360-day year).

         The principal of and accrued interest on this Note are due and payable upon the closing of an initial public offering ("IPO") of Common Stock, par value $0.001 per share, of the Company ("Common Stock") registered under the Securities Act of 1933, as amended, unless the Company elects to convert this
Note into Common Stock pursuant to Section 2(a) or unless this Note has previously been converted pursuant to Section 2(b).

         Upon payment in full of all principal and interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

     2.  Conversion.

         (a)  Conversion upon IPO. Upon the closing of an IPO, the Company, at
              -------------------
its discretion, shall either (i) repay the principal of and accrued interest on this Note or (ii) convert the principal of and accrued interest on this Note into Common Stock at the price per share offered to the public in the IPO.

         (b)  Conversion upon Next Financing. In the event that, prior to an
              ------------------------------
IPO, the Company completes an equity financing involving receipt of at least $10,000,000 (excluding the Loans, as defined in the Loan Agreement) (the "Next Financing"), the principal of and accrued interest on this Note shall automatically convert into the securities issued in the Next Financing upon the closing at the price paid by the investors in the Next Financing.

         (c)  Alternative Conversion. In the event that the Company has not
              ----------------------
completed an IPO or the Next Financing by March 31, 2002, the principal of and interest accrued on this Note shall automatically convert on such date into shares of Preferred Stock (as defined in the Loan Agreement), par value $0.001 per share, at a price of $3.50 per share.

         (d)  Market Stand-off Period. Any conversion pursuant to this Section 2
              -----------------------
is conditioned upon the Holder entering into or executing such documents as other purchasers (if any) of Common Stock or Preferred Stock, as the case may be, enter into or execute, and meeting the reasonable conditions and being subject to the reasonable terms applicable to such other purchasers (including market stand-off terms as contained in the Company's Amended and Restated Stockholder Rights Agreement dated December 14, 1999, as may be amended from time to time); provided, however, that the Holder shall not be required to enter into or execute any agreement which contains terms terminating or diminishing the Warrants (as defined in the Loan Agreement) granted pursuant to the Loan Agreement.

         (e)  Authorized Shares. If at the time of conversion pursuant to this
              -----------------
Section 2 there are insufficient authorized shares of Common Stock, Preferred Stock or other securities, as the case may be, to permit conversion of this Note in full, then the Company shall take all corporate action necessary to authorize a sufficient number of shares to permit such conversion in full.

         (f)  Stock Certificate. Upon conversion of this Note, the Holder shall
              -----------------
surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to the Holder at such principal office a certificate or certificates for the number of shares to which the Holder shall be entitled upon such conversion (bearing such legends as are required by applicable state and federal securities laws and in the opinion of counsel to the Company), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note.

         (g)  Fractional Shares. No fractional shares shall be issued upon
              -----------------
conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder an amount in cash equal to the product obtained by multiplying the conversion price applied to effect such conversion by the fraction of a share not issued pursuant to the previous sentence. Upon conversion of this Note in full and the payment of the amounts specified in this Note, the Company shall be released from all its obligations and liabilities under this Note.

         3.   Transfers. This Note may be transferred only in compliance with
              ---------
applicable federal and state securities laws and only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, a new promissory note for like principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of this Note. Holder agrees to provide a form W-9 to the Company upon request.

         4.   Attorneys' Fees. If the indebtedness represented by this Note or
              ---------------
any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Holder.

         5.   Notices. Any notice, other communication or payment required or
              -------
permitted hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or upon deposit if deposited in the United States mail for mailing by registered or certified mail, postage prepaid, and addressed as follows:

         If to the Holder:    ____________________
                              ____________________
                              ____________________

         with a copy to:      Willkie Farr & Gallagher
                              787 Seventh Avenue
                              New York, New York 10019
                              Attn:  Steven J. Gartner, Esq.
                              Fax: (212) 728-8111

         If to Company:       Kyphon Inc.
                              1350 Bordeaux Drive
                              Sunnyvale, California  94089
                              Attn:  Chief Financial Officer
                              Fax: (408) 548-6501

         Each of the above addressees may change its address for purposes of this section by giving to the other addressee notice of such new address in conformance with this section.

         6.   Acceleration.  This Note shall become immediately due and payable
              ------------
upon an Event of Default as described in Section 6 of the Loan Agreement.

         7.   Waivers.  The Company hereby waives presentment, demand for
              -------
performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right.

         8.   Usury Savings Clause. The Company and Holder intend to comply at
              --------------------
all times with applicable usury laws. If at any time such laws would render usurious any amounts due under this Note under applicable law, then it is the Company's and Holder's express intention that the Company not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this Section 8 shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited to the principal balance of this Note, and the provisions hereof shall immediately be reformed and the amounts thereafter decreased, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.

         9.   Governing  Law. This Note is being  delivered in and shall be
              --------------
construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

         10.  Amendment. Any amendment hereto or waiver of any provision hereof
              ---------
may be made only with the written consent of the Company and the holders of at least two-thirds (66 2/3%) in aggregate principal amount of the Notes issued by the Company pursuant to the Loan Agreement. This Note shall inure to the benefit of and bind the successors, permitted assigns, heirs, executors, and administrators of the Company and Holder.



KYPHON INC.

By:____________________________

Title:_________________________

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                                   KYPHON INC.

                           CONVERTIBLE PROMISSORY NOTE

                                                           Sunnyvale, California
$700,000.00                                                    November 20, 2001

       1.       Principal and Interest.

       This Note is issued pursuant to the Amended and Restated Loan Agreement dated November 20, 2001 (the "Loan Agreement").

       Kyphon Inc., a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of J & A Group, LLC (the "Holder") in lawful money of the United States at the address of the Holder set forth below the principal amount of $700,000.00, together with interest compounded monthly on the last day of each calendar month at a rate equal to ten percent (10%) per annum (computed on the basis of a 360-day year).

       The principal of and accrued interest on this Note shall be converted into capital stock of the Company as set forth in Section 2.

       Upon conversion, this Note shall be surrendered to the Company for cancellation.

       2.       Conversion.

                (a)   Conversion upon IPO. Upon the closing of an IPO, the
                      -------------------
Company shall convert the principal of and accrued interest on this Note into Common Stock at the price per share offered to the public in the IPO.

         (b) Conversion upon Next Financing. In the event that, prior to an IPO,
             ------------------------------
the Company completes an equity financing involving receipt of at least $10,000,000 (excluding the Loans, as defined in the Loan Agreement) (the "Next Financing"), the principal of and accrued interest on this Note shall automatically convert into the securities issued in the Next Financing upon the closing at the price paid by the investors in the Next Financing.

         (c) Alternative Conversion. In the event that the Company has not
             ----------------------
completed an IPO or the Next Financing by March 31, 2002, the principal of and interest accrued on this Note shall automatically convert on such date into shares of Preferred Stock (as defined in the Loan Agreement), par value $0.001 per share, at a price of $3.50 per share.

         (d) Market Stand-off Period. Any conversion pursuant to this Section 2
             -----------------------
is conditioned upon the Holder entering into or executing such documents as other purchasers (if any) of Common Stock or Preferred Stock, as the case may be, enter into or execute, and meeting the reasonable conditions and being subject to the reasonable terms applicable to such other purchasers (including market stand-off terms as contained in the Company's Amended and Restated Stockholder Rights Agreement dated December 14, 1999, as may be amended from time to time); provided, however, that the Holder shall not be required to enter into or execute any agreement which contains terms terminating or diminishing the Warrants (as defined in the Loan Agreement) granted pursuant to the Loan Agreement.

         (e) Authorized Shares. If at the time of conversion pursuant to this
             -----------------
Section 2 there are insufficient authorized shares of Common Stock, Preferred Stock or other securities, as the case may be, to permit conversion of this Note in full, then the Company shall take all corporate action necessary to authorize a sufficient number of shares to permit such conversion in full.

         (f) Stock Certificate. Upon conversion of this Note, the Holder shall
             -----------------
surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to the Holder at such principal office a certificate or certificates for the number of shares to which the Holder shall be entitled upon such conversion (bearing such legends as are required by applicable state and federal securities laws and in the opinion of counsel to the Company), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note.

         (g) Fractional Shares. No fractional shares shall be issued upon
             -----------------
conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder an amount in cash equal to the product obtained by multiplying the conversion price applied to effect such conversion by the fraction of a share not issued pursuant to the previous sentence. Upon conversion of this Note in full and the payment of the amounts specified in this Note, the Company shall be released from all its obligations and liabilities under this Note.

     3.  Transfers. This Note may be transferred only in compliance with
         ---------
applicable federal and state securities laws and only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, a new promissory note for like principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of this Note. Holder agrees to provide a form W-9 to the Company upon request.

      4.     Attorneys' Fees. If the indebtedness represented by this Note or
             ---------------
any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Holder.

      5.     Notices. Any notice, other communication or payment required or
             -------
permitted hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or upon deposit if deposited in the United States mail for mailing by registered or certified mail, postage prepaid, and addressed as follows:

      If to the Holder:             J & A Group, LLC
                                    10151 Deerwood Park Blvd.
                                    Building 200, Suite 250
                                    Jacksonville, FL 32256

      with a copy to:               Willkie Farr & Gallagher
                                    787 Seventh Avenue
                                    New York, New York 10019
                                    Attn:  Steven J. Gartner, Esq.
                                    Fax: (212) 728-8111

      If to Company:                Kyphon Inc.
                                    1350 Bordeaux Drive
                                    Sunnyvale, California  94089
                                    Attn:  Chief Financial Officer
                                    Fax: (408) 548-6501

      Each of the above addressees may change its address for purposes of this section by giving to the other addressee notice of such new address in conformance with this section.

     6.  Acceleration. This Note shall become immediately due and payable upon
         ------------
an Event of Default as described in Section 6 of the Loan Agreement.

     7.  Waivers. The Company hereby waives presentment, demand for performance,
         -------
notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right.

     8.  Usury Savings Clause. The Company and Holder intend to comply at all
         --------------------
times with applicable usury laws. If at any time such laws would render usurious any amounts due under this Note under applicable law, then it is the Company's and Holder's express intention that the Company not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this Section 8 shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited to the principal balance of this Note, and the provisions hereof shall immediately be reformed and the amounts thereafter decreased, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.

     9.  Governing Law. This Note is being delivered in and shall be construed
         -------------
in accordance with the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

     10. Amendment. Any amendment hereto or waiver of any provision hereof may
         ---------
be made only with the written consent of the Company and the holders of at least two-thirds (66 2/3%) in aggregate principal amount of the Notes issued by the Company pursuant to the Loan Agreement. This Note shall inure to the benefit of and bind the successors, permitted assigns, heirs, executors, and administrators of the Company and Holder.

KYPHON INC.

By: _________________________________

Title: ______________________________

                                    EXHIBIT D

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                                                     Void After
                                                                   June 5, 2008

                                   KYPHON INC.

    WARRANT TO PURCHASE SHARES OF [COMMON STOCK] [SERIES __ PREFERRED STOCK]


     This Warrant is issued to ____________________ (the "Holder") by Kyphon Inc., a Delaware corporation (the "Company"), pursuant to the terms of the Amended and Restated Loan Agreement dated November 20, 2001 (the "Loan Agreement"). Unless the context indicates otherwise, capitalized terms used herein shall have the meaning given them in the Loan Agreement.

     1. Purchase of Shares and Exercise Period. Subject to the terms and
        --------------------------------------
conditions hereinafter set forth and set forth in the Loan Agreement, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing) at any date prior to June 5, 2008, to purchase, in
whole or in part, an aggregate of ___________ (         ) fully paid and
non-assessable shares of [Common Stock] [Series __ Preferred Stock] (the "Shares") at a purchase price, subject to the provisions of Section 6 hereof, of $0.01 per share (the "Exercise Price").

     2. Method of Exercise. While this Warrant remains outstanding and
        ------------------
exercisable in accordance with Section 1 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

        (a) the surrender of this Warrant, together with a duly executed copy of the form of Subscription attached hereto, to the Secretary of the Company at its principal offices; and

        (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

     3. Net Exercise. In lieu of cash exercising this Warrant, the Holder may
        ------------
elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this

Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                                        Y (A - B)
                                        ---------
                               X =          A
Where

          X -- The number of Shares to be issued to the Holder.

          Y -- The number of Shares purchasable under this Warrant.

          A -- The fair market value of one Share.

          B -- The Exercise Price (as adjusted to the date of such calculations).

     For purposes of the above calculation, the fair market value of one Share shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event the Company makes an initial public offering of its Common Stock, the fair market value per Share shall be the average of the closing bid and asked prices of the Common Stock, as quoted in the over-the-counter market in which the Common Stock is traded, or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value (or such shorter period of time during which such stock was traded over-the-counter or on such exchange). If the Shares are not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per Share that the Company could obtain from a willing buyer for Shares sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Company's Board of Directors.

     4. Certificates for Shares. Upon the exercise of the purchase rights
        -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

     5. Issuance of Shares. The Company covenants that the Shares, when issued
        ------------------
pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

     6. Adjustment of Exercise Price and Number of Shares. The number of and
        -------------------------------------------------
kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

        (a) Subdivisions, Combinations and Other Issuances. If the Company shall
            ----------------------------------------------
at any time prior to the expiration of this Warrant subdivide its [Common Stock / Series __ Preferred Stock], by split-up or otherwise, or combine its [Common Stock / Series __ Preferred Stock], or issue additional shares of its [Common Stock / Series __ Preferred Stock] as a dividend with respect to any shares of its [Common Stock / Series __ Preferred Stock], the number of Shares issuable on the exercise of this Warrant, if applicable, shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed upon the making of such dividend.

         (b) Reclassification, Reorganization and Consolidation. In case of any
             --------------------------------------------------
reclassification, capital reorganization, or change in the [Common Stock / Series __ Preferred Stock] of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 6(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Warrant, so that the holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of [Common Stock / Series __ Preferred Stock] as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

         (c) Notice of Adjustment. When any adjustment is required to be made
             --------------------
in the number or kind of shares purchasable upon exercise of the Warrant, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or Preferred Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

     7.  No Fractional Shares or Scrip. No fractional shares or scrip
         -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor.

     8.  No Stockholder Rights. Prior to exercise of this Warrant, the Holder
         ---------------------
shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

     9.  Successors and Assigns. The terms and provisions of this Warrant and
         ----------------------
the Loan Agreement shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns.

     10. Amendments and Waivers. Any term of this Warrant may be amended and the
         ----------------------
observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least two-thirds (66 2/3%) in aggregate principal amount of the Notes issued by the Company pursuant to the Loan Agreement. Any waiver or amendment effected in accordance with this Section 10 shall be binding upon each holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted), each future holder of all such Shares, and the Company; provided that no amendment or waiver shall materially and adversely affect the rights of the Holder in a manner that discriminates against the Holder vis-a-vis other holders without the Holder's written consent.

     11. Effect of Amendment or Waiver. The Holder acknowledges that by the
         -----------------------------
operation of Section 10 hereof, the holders of two-thirds (66 2/3%) in aggregate principal amount of the Notes issued pursuant to the Loan Agreement that are then outstanding will have the right and power to diminish or eliminate all rights of the Holder under this Warrant or under the Loan Agreement.

     12. Governing Law. This Warrant shall be governed by the laws of the State
         -------------
of Delaware as applied to agreements among Delaware residents made and to be performed entirely within the State of Delaware.

KYPHON INC.

By:_________________________

Title:______________________

                                  SUBSCRIPTION

Kyphon Inc.
Attention:  Corporate Secretary

     The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant to purchase shares issued by Kyphon Inc. and held by the undersigned, _________ shares of _________ Stock of Kyphon Inc.

     Please check one of the following:

     [_] Payment of the exercise price per share, in the total amount of $________ , required under such Warrant accompanies this Subscription.

     [_] The undersigned elects to purchase the aforementioned shares net of and pursuant to the cashless exercise provision in Section 3 of the Warrant.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                           [Holder]


Date: ___________________                  By: _________________________________

                                           Title: ______________________________

                                           Address: ____________________________

                                                    ____________________________

                                                    ____________________________


Name in which shares should be registered:______________________________________

                      CONVERTIBLE PROMISSORY NOTE SCHEDULE


Convertible Promissory Notes With Conversion Option Upon IPO

               Lender                         Date            Principal Amount
------------------------------------  --------------------  --------------------
Warburg, Pincus Ventures, L.P.        July 2, 2001              $2,580,000.00
                                      September 28, 2001        $2,580,000.00
                                      November 20, 2001           $590,000.00
                                      December 21, 2001         $1,290,000.00
                                      February 12, 2002         $1,290,000.00
     Subtotal:                                                  $8,330,000.00

Investor Growth Capital Limited       July 2, 2001                $924,000.00
                                      September 28, 2001          $924,000.00
                                      November 20, 2001           $462,000.00
                                      December 21, 2001           $462,000.00
                                      February 12, 2002           $462,000.00
     Subtotal:                                                  $3,234,000.00

Investor Group L.P.                   July 2, 2001                $396,000.00
                                      September 28, 2001          $396,000.00
                                      November 20, 2001           $198,000.00
                                      December 21, 2001           $198,000.00
                                      February 13, 2002           $198,000.00
     Subtotal:                                                  $1,386,000.00

Vertical Life Sciences, L.P.          July 2, 2001                $100,000.00
                                      September 28, 2001          $100,000.00
                                      November 20, 2001            $50,000.00
                                      December 21, 2001            $50,000.00
                                      February 12, 2002            $50,000.00
     Subtotal:                                                    $350,000.00

      Total:                                                   $13,300,000.00




Convertible Promissory Notes Which Automatically Convert Upon IPO

               Lender                         Date            Principal Amount
------------------------------------  --------------------  --------------------
J & A Group, LLC                      November 20, 2001         $700,000.00



      Grand Total:                                              $14,000,000.00